                                                                    EXHIBIT 10.5

                                WARRANT AGREEMENT

                                  BY AND AMONG

                        ARBOR REALTY LIMITED PARTNERSHIP

                            ARBOR REALTY TRUST, INC.

                                       AND

                         ARBOR COMMERCIAL MORTGAGE, LLC

                       629,345 WARRANTS TO PURCHASE UNITS

                                TABLE OF CONTENTS

ARTICLE 1.........................................................................................................     1

DEFINITIONS.......................................................................................................     1

     Section 1.       Definitions.................................................................................     1

ARTICLE 2.........................................................................................................     3

PARTNERSHIP APPOINTMENT; DUTIES; RESIGNATION......................................................................     3

     Section 2.1      Appointment of the Partnership..............................................................     3

     Section 2.2      Duties of Partnership.......................................................................     3

     Section 2.3      Resignation; Appointment of Successor Warrant Agent.........................................     4

ARTICLE 3.........................................................................................................     5

THE WARRANTS......................................................................................................     5

     Section 3.1      Number of Warrants..........................................................................     5

     Section 3.2      Issuance of Warrants........................................................................     5

     Section 3.3      Registration of Transfer and Exchange.......................................................     5

     Section 3.4      Execution And Delivery......................................................................     6

     Section 3.5      Destroyed, Lost, Mutilated Or Stolen Warrant Certificates...................................     7

     Section 3.6      Persons Deemed Owners.......................................................................     7

     Section 3.7      Cancellation Of Warrant Certificates........................................................     8

     Section 3.8      No Rights As Limited Partners...............................................................     8

ARTICLE 4.........................................................................................................     8

EXERCISE OF WARRANTS..............................................................................................     8

     Section 4.1      Exercise Period.............................................................................     8

     Section 4.2      Units Issuable Upon Exercise; Exercise Price................................................     8

     Section 4.3      Method Of Exercise..........................................................................     9

     Section 4.4      Issuance Of Units...........................................................................     9

     Section 4.5      Fractions Of Units..........................................................................    10

     Section 4.6      Adjustment Of Exercise Price................................................................    10

     Section 4.7      Notice Of Certain Corporate Action..........................................................    12

     Section 4.8      Partnership Agreement to Provide for Issuance of Units......................................    13

     Section 4.9      Taxes On Exercises..........................................................................    13

     Section 4.10     Covenant As To Units........................................................................    13

     Section 4.11     Provisions In Case Of Consolidation, Merger Or Sale Of Assets...............................    13

     Section 4.12     No Change Of Warrant Necessary..............................................................    14

     Section 4.13     Enforcement Of Rights.......................................................................    14

     Section 4.14     Available Information.......................................................................    14


ARTICLE 5.........................................................................................................    14

     Section 5.1      Purchase of Special Voting Stock; Pairing...................................................    15

ARTICLE 6.........................................................................................................    15

AMENDMENTS........................................................................................................    15

     Section 6.1      Amendment Of Agreement......................................................................    15

     Section 6.2      Record Date.................................................................................    16

ARTICLE 7.........................................................................................................    16

MISCELLANEOUS PROVISIONS..........................................................................................    16

     Section 7.1      Counterparts................................................................................    16

     Section 7.2      Governing Law...............................................................................    16

     Section 7.3      Descriptive Headings........................................................................    16

     Section 7.4      Notices.....................................................................................    16

     Section 7.5      Maintenance Of Office.......................................................................    17

     Section 7.6      Successors And Assigns......................................................................    17

     Section 7.7      Separability................................................................................    17

     Section 7.8      Persons Having Rights Under Agreement.......................................................    17

EXHIBIT A.........................................................................................................     1

FORM OF WARRANT CERTIFICATE.......................................................................................     1

EXHIBIT B.........................................................................................................     1

TRANSFER INSTRUCTION..............................................................................................     1

EXHIBIT C PURCHASE NOTICE.........................................................................................     1

                                WARRANT AGREEMENT

         This Agreement, dated as of the date set forth on the signature page, by and between Arbor Realty Limited Partnership, a Delaware limited partnership (the "Partnership"), (the "Partnership"), Arbor Realty Trust, Inc., a Maryland corporation (the "REIT") and Arbor Commercial Mortgage, LLC, a New York limited liability company ("ACM), as holder.

                                   WITNESSETH

         A. The Partnership has authorized the issuance of up to 3,146,724 units of limited partnership interests ("Units"), and 629,345 Unit purchase warrants (each a "Warrant," and collectively, the "Warrants"), each Warrant initially entitling the holder thereof to purchase one additional Unit to ACM in exchange for cash, property, securities and other assets contributed to the Partnership by ACM of the Units and Warrants (the "Holder");

         B. The Warrants will expire on the date that is two years after the date of this Agreement;

         C. At any time that a Holder exercises Warrants and purchases Units, the REIT shall issue to such Holder the equivalent number of shares of its Preferred Stock designated as shares of Special Voting Preferred Stock, par value $0.01 per share (the "Special Voting Stock"), as Units that such Holder has purchased upon the exercise of the Warrants; and

         D. The Partnership shall act on behalf of the Holders as set forth herein, in connection with the issuance, transfer, exchange, replacement and exercise of the Warrants.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1. DEFINITIONS

         Capitalized terms used herein shall have the following meanings:

         Accredited Investors. Any Person who meets the applicable criteria for an "accredited investor" as defined in Rule 501(a) under the Securities Act.

         Acquiror. Shall have the meaning set forth in Section 4.11.

         Business Day. Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by federal, state or local law or executive order to close.

         Consideration. Shall have the meaning set forth in Section 4.11.

         Corporation. A corporation, association, company, joint-stock company or business trust.

         Definitive Warrant Certificate. A Warrant Certificate that is in the form set forth in Exhibit A to this Agreement.

         Exchange Period. Shall have the meaning set forth in Section 4.1.

         Exercise Price. Shall have the meaning set forth in Section 4.2.

         Expiration Date. The date that is two years after the date of this Agreement.

         General Partner. A person who is designated as the general partner of the Partnership as set forth in the Partnership Agreement.

         Holder. A Person in whose name a Definitive Warrant Certificate is registered in the Warrant Register kept by the Partnership.

         Limited Partners. The limited partners of the Partnership at any applicable time.

         Partnership Agreement. The operating partnership agreement, dated July 1, 2003, of the Partnership.

         Partnership. Shall have the meaning set forth in the Recitals.

         Person. An individual, limited or general partnership, Corporation, joint venture, trust or unincorporated organization, or any other entity, including a government or agency or political subdivision thereof.

         Purchase Notice. A notice substantially in the form of Exhibit C hereto.

         Responsible Officers. Shall have the meaning set forth in Section
2.2(c).

         QIB. Qualified Institutional Buyer (as defined in Rule 144A under the Securities Act).

         Rule 144. Rule 144 promulgated under the Securities Act.

         Rule 144A. Rule 144A promulgated under the Securities Act.

         Securities Act. The Securities Act of 1933, as amended.

         Trading Day. Any day other than a Saturday or Sunday or a day on which securities are not traded on any national securities exchange.

         Transaction. Shall have the meaning set forth in Section 4.11.

         Transfer Restricted Warrants. Each Warrant until the date on which such Warrant (i) has been disposed of pursuant to an effective registration statement under the Securities Act, (ii) is distributed to the public pursuant to Rule 144 or is freely salable pursuant to Rule 144(k) (or any similar provisions then in force), (iii) is otherwise freely tradable without registration under the Securities Act or (iv) has been acquired by the Partnership.

         Warrant Agent. The Partnership until a successor Warrant Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Warrant Agent" shall mean such successor Warrant Agent.

         Warrant Certificate. A certificate representing Warrants issued under this Agreement.

         Warrant Register. Shall have the meaning set forth in Section 3.3(a).

                                    ARTICLE 2

                  PARTNERSHIP APPOINTMENT; DUTIES; RESIGNATION

         SECTION 2.1 APPOINTMENT OF THE PARTNERSHIP.

         The Partnership is hereby appointed as agent of the Holders in respect of the Warrants and the Warrant Certificates, upon the terms and subject to the conditions set forth herein, and subject to resignation of the Partnership from such capacity as provided herein. The Partnership agrees to accept such appointment, upon the terms and subject to the conditions set forth herein.

         The Partnership shall have the powers and authority granted to it by this Agreement and such further powers and authority to act on behalf of the Holders as the Holders may hereafter grant to or confer upon it.

         SECTION 2.2 DUTIES OF PARTNERSHIP.

         The Partnership accepts its obligations set forth herein upon the terms and conditions hereof, including the following, to all of which the Holder agrees and to all of which the rights hereunder of the Holders from time to time of the Warrant Certificates shall be subject:

                  (a) The Partnership shall act hereunder as agent and in a ministerial capacity for the Holder, and its duties shall be determined solely by the provisions hereof. In acting under this Agreement and with respect to the Warrant Certificates, the Partnership does not assume any obligation or relationship of agency or trust for or with any Holder.

                  (b) The Partnership shall be obligated to perform such duties as are specifically set forth herein and in the Warrant Certificates and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Partnership.

                  (c) The Partnership shall not be liable for any act or omission in connection with this Agreement except for its own negligence, willful misconduct or bad faith.

                  (d) The Partnership may at any time consult with counsel satisfactory to it and shall incur no liability or responsibility in respect of any action taken, suffered or omitted to be taken by it in good faith in accordance with the opinion or advice of such counsel.

                  (e) The Partnership shall not be under any liability for interest on, and shall not be required to invest, any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

         SECTION 2.3 RESIGNATION; APPOINTMENT OF SUCCESSOR WARRANT AGENT.

         The Partnership may at any time resign as Warrant Agent and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Partnership's own negligence or willful misconduct), by giving written notice to each Holder of Warrants of such resignation, specifying the date on which such resignation shall be effective; provided, that such notice shall be given no less than 90 days prior to such effective date. Upon its resignation, the Partnership shall promptly appoint a Warrant Agent by written instrument in duplicate signed on behalf of the Partnership by the General Partner or a Responsible Officer. Such resignation shall become effective upon the acceptance of the appointment by the Warrant Agent.

         The Partnership may, at any time and for any reason, remove the then-current Warrant Agent and appoint a successor Warrant Agent by written instrument in duplicate, specifying such removal and the date on which it is to become effective, signed by the General Partner or a Responsible Officer of the Partnership, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent.

         Upon resignation or removal of the Warrant Agent, if the Partnership shall fail to appoint a successor Warrant Agent within a period of 90 days after receipt of such notice of resignation or removal, then any Holder may apply to a court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by Partnership or by such court, the duties of the Warrant Agent shall be carried out by the Partnership.

         Any appointment of a Warrant Agent shall become effective upon acceptance of appointment by the Warrant Agent as provided in this Section 2.3. As soon as practicable after the appointment of the Warrant Agent, the Partnership shall cause written notice of such change to be given to each of Holder.

         Any successor Warrant Agent shall execute and deliver to its predecessor and to the Partnership, the REIT and the Holders, an instrument accepting such appointment hereunder and all the provisions of this Agreement (with such modifications as the parties hereto agree) and thereupon such successor Warrant Agent shall, without any further act, deed or conveyance, become vested with the same rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if it had been originally named herein and the Warrant Agent shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all moneys, securities, records or other property on deposit with or held by the Partnership under this Agreement without any further act on the part of any party.

                                    ARTICLE 3

                                  THE WARRANTS

         SECTION 3.1 NUMBER OF WARRANTS.

         The number of Warrants that may be issued and delivered under this Agreement is limited to 629,345 Warrants, except for Warrants issued and delivered in connection with any transfer of, in exchange for, or in lieu of, other Warrants (which other Warrants shall be canceled) in accordance with the terms of this Agreement.

         SECTION 3.2 ISSUANCE OF WARRANTS.

         Warrants initially will be issued in the form of a single Definitive Warrant Certificate.

         SECTION 3.3 REGISTRATION OF TRANSFER AND EXCHANGE.

                  (a) General. The Partnership shall cause to be kept a register (the "Warrant Register") in which the Partnership shall provide for the registration of Definitive Warrant Certificates and of transfers and exchanges of Warrants.

                  (b) Transfer and Exchange of Definitive Warrant Certificates. A Holder of a Definitive Warrant Certificate may at any time transfer such Definitive Warrant Certificate or exchange such Definitive Warrant Certificate for Definitive Warrant Certificates representing an equal number of Warrants in accordance with this subsection (b). Upon receipt by the Partnership of:

                           (i) a Definitive Warrant Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form reasonably satisfactory to the Partnership, and

                           (ii) if such Definitive Warrant Certificate represents Transfer Restricted Warrants, a certificate in substantially the form set forth in Exhibit B to this

                  Agreement from the Holder thereof requesting Definitive Warrant Certificates and stating that such Warrants are being:

                                    (1)      delivered to the Partnership for
                           registration in the name of such Holder, without transfer; or

                                    (2)      transferred pursuant to an
                           effective registration statement under the Securities Act; or

                                    (3)      transferred to a QIB in accordance
                           with Rule 144A; or

                                    (4)      transferred in reliance on an
                           exemption from the registration requirements of the Securities Act other than that provided by Rule 144A (in which case the Definitive Warrant Certificate surrendered shall also be accompanied by an opinion of counsel reasonably acceptable to the Partnership to the effect that such transfer is in compliance with the Securities Act),

                  (c) then the Partnership will (i) cancel the surrendered Definitive Warrant Certificate, (ii) execute one or more Definitive Warrant Certificates representing the amount of Warrants to be transferred or exchanged (iii) countersign and deliver to the transferee or Holder such Definitive Warrant Certificates and (iv) register such Definitive Warrant Certificates in the name of the transferee or Holder in the Warrant Register.

                  (d) Legends. The Definitive Warrant Certificates shall initially bear a legend in substantially the form set forth in Exhibit A to this Agreement. A Definitive Warrant Certificate that does not bear the legends set forth in Exhibit A to this Agreement will be executed and delivered in the case of a transfer of a Warrant that is not a Transfer Restricted Warrant.

                  (e) Taxes. No service charge shall be payable by any Holder for any registration of transfer or exchange of Warrant Certificates, but the Partnership may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates other than exchanges not involving any transfer.

         SECTION 3.4 EXECUTION AND DELIVERY.

         The Warrant Certificates shall be executed on behalf of the Partnership by the General Partner or a Responsible Officer attested by its Secretary or one of its Assistant Secretaries or a Person holding a position of similar responsibility of the Partnership. The signature of any of such Persons on the Warrant Certificates may be manual or facsimile. Warrant Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Partnership shall bind the Partnership, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Warrant Certificates.

         At any time and from time to time after the execution and delivery of this Agreement, the Partnership shall deliver Warrant Certificates executed by the Partnership in accordance with this Section 3.4 to the Holder(s).

         SECTION 3.5 DESTROYED, LOST, MUTILATED OR STOLEN WARRANT CERTIFICATES.

         If there shall be delivered to the Partnership evidence to its satisfaction of the destruction, loss, mutilation or theft of any Warrant Certificate and such security and indemnity as may be required by it to save it and any of its agents (including, without limitation, any successor Warrant Agent) of either of them harmless, then, in the absence of notice to the Partnership that such Warrant Certificate has been acquired by a bona fide purchaser, and in the case of mutilation, upon surrender of such Warrant Certificate to the Partnership for cancellation, the Partnership shall execute, in lieu of or exchange for any such destroyed, lost, mutilated or stolen Warrant Certificate, a new Warrant Certificate for a like number of Warrants, bearing a number not contemporaneously outstanding.

         Upon the issuance of any new Warrant Certificate under this Section 3.5, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

         Every substitute Warrant Certificate issued and delivered pursuant to this Section 3.5 in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original additional contractual obligation of the Partnership, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of, and be subject to all the limitations of rights set forth in, this Agreement equally and proportionately with any and all other Warrant Certificates duly issued and delivered hereunder.

         The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) any and all other rights and remedies with respect to the replacement of destroyed, lost, mutilated or stolen Warrant Certificates notwithstanding any law or statute existing or hereafter enacted to the contrary.

         SECTION 3.6 PERSONS DEEMED OWNERS.

         The Partnership, and any agent of the Partnership, may deem and treat the Person in whose name a Warrant Certificate is registered in the Warrant Register as the absolute, true and lawful owner of such Warrant Certificate and the Warrants represented thereby (notwithstanding any notation of ownership or other writing thereon made by any Person) for all purposes, and neither the Partnership nor any of its agents shall be affected by any notice or knowledge to the contrary.

         SECTION 3.7 CANCELLATION OF WARRANT CERTIFICATES.

         All Warrant Certificates surrendered for registration of transfer, exchange or exercise shall be promptly canceled by the Partnership.

         SECTION 3.8 NO RIGHTS AS LIMITED PARTNERS.

         Nothing contained in this Agreement or in the Warrant Certificates shall be construed as conferring upon the Holders or any transferees any of the rights of the Limited Partners of the Partnership, including without limitation, the right to vote or to receive distributions or to receive notice as Limited Partners in respect of any meeting of Limited Partners for the election of managers of the Partnership or any other matter. Nothing contained in this Agreement shall be construed as imposing any liabilities on such holder to purchase any securities or as a Limited Partner of the Partnership, whether such liabilities are assumed by the Partnership or by creditors or Limited Partners of the Partnership or otherwise.

                                    ARTICLE 4

                              EXERCISE OF WARRANTS

         SECTION 4.1 EXERCISE PERIOD.

         Subject to and upon compliance with the provisions of this Agreement, at the option of the Holder thereof, a Warrant may be exercised at the Exercise Price in effect at the time of exercise, at any time on any Business Day during the period (the "Exercise Period") commencing on the date of this Agreement and ending 5:00 P.M., New York time, on the Expiration Date, unless the Exercise Period is extended by the Partnership. Following the Expiration Date, any Warrant not previously exercised shall expire and be null and void, and all rights of the Holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

         SECTION 4.2 UNITS ISSUABLE UPON EXERCISE; EXERCISE PRICE.

         Subject to and upon compliance with the provisions of this Agreement, each Warrant shall entitle the Holder thereof to purchase from the Partnership one Unit at an exercise price (the "Exercise Price") of $15.00 per Unit. The Exercise Price and the number and kind of securities or other property issuable upon exercise of the Warrants shall be adjusted in certain instances as provided in Section 4.6 of this Agreement.

         SECTION 4.3 METHOD OF EXERCISE.

         Each Warrant may be exercised in whole or in part. In order to exercise any Warrants, the Holder thereof shall present and surrender the Warrant Certificate evidencing the Warrants to the Partnership at the office or agency of the Partnership maintained for that purpose pursuant to Section 7.5, with the Notice of Exercise on the Warrant Certificate duly completed and executed by the Holder or by the Holder's legal representative or attorney duly authorized in writing to the satisfaction of the Partnership, and accompanied by payment in full of the aggregate Exercise Price for the number of Units specified in the Notice of Exercise, and of any other amounts required to be paid in connection with such exercise, (i) by cash or certified or official bank check, (ii) by surrendering additional Warrants or Units for cancellation to the extent that the Partnership may lawfully accept Units in the Partnership, or (iii) by such other means as is acceptable to the Partnership in the lawful currency of the United States of America which as of the time of payment is legal tender for payment of public or private debts. The value per Unit surrendered in accordance with this Section 4.3 equals the current market price per Unit as defined in
Section 4.6(e) of this Agreement as of the business day next preceding the date the Warrant Certificates are surrendered for exercise and the value of a Warrant being equal to the difference between such current market price and the Exercise Price.

         Warrants shall be deemed to have been exercised immediately prior to the close of business on the date of surrender of the Warrant Certificate representing such Warrants for exercise in accordance with the foregoing provisions, and at such time the Person or Persons entitled to receive the Unit issuable upon exercise shall be treated for all purposes as the record holder or holders of such Unit at the close of business on the date of such surrender, notwithstanding that the transfer books of the Partnership shall then be closed or that certificates representing such Units shall not then be actually delivered to such Person or Persons.

         If any Warrant Certificate is surrendered for the exercise of less than all the Warrants represented thereby, the Partnership shall execute, at the expense of the Partnership, a new Warrant Certificate, dated the date of such exercise, evidencing the number of Warrants remaining unexercised unless such Warrants shall have expired.

         SECTION 4.4 ISSUANCE OF UNITS.

         Within five Business Days of the later of (i) the Partnership's receipt of the Notice of Exercise together with payment of the purchase price for the Units and (ii) the REIT's receipt of the Purchase Notice together with payment of the purchase price for the Special Voting Stock to be paired with the Units to be issued upon such exercise, the Partnership shall issue and deliver, or cause to be delivered, to the Holder, a certificate or certificates evidencing the number of full Units to which such Holder is entitled, paired with a certificate representing an equal number of shares of Special Voting Stock in accordance with the Pairing Agreement, registered in such name or names as may be directed by such Holder in the Notice of Exercise, together with a check for payment in lieu of any fractional Unit, as provided in Section 4.5 of this Agreement.

         The Partnership shall not issue Units to any Holder who has not concurrently delivered to the REIT a Purchase Notice together with the full purchase price for the Special Voting Stock to be paired with the Units to be issued upon the exercise of the Warrants, as set forth in Section 5 hereof.

         SECTION 4.5 FRACTIONS OF UNITS.

         No fractional Units shall be issued upon exercise of any Warrants. If more than one Warrant shall be exercised at one time by the same Holder, the number of full Units which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Units issuable under the Warrants so exercised. In lieu of any fractional Unit that would otherwise be issuable upon exercise of any Warrant or Warrants, the Partnership shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per Unit (as determined by the General Partner of the Partnership or in any manner prescribed by the General Partner at the close of business on the day such exercise is deemed to have occurred.

         SECTION 4.6 ADJUSTMENT OF EXERCISE PRICE.

                  (a) In the event the Partnership after the date hereof shall (i) pay a distribution or make a distribution in Units of the Partnership, (ii) subdivide its outstanding Units, (iii) combine its outstanding Units into a smaller number of Units, or (iv) issue by reclassification of its Units any securities or interests of the Partnership, the exercise right and the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter surrendering such Warrant for exercise shall be entitled to receive the number of Units or other securities or interests of the Partnership that such holder would have owned immediately following such action had such Warrant been exercised immediately prior to the record date for such action or to such action, as appropriate. An adjustment made pursuant to this Section 4.6 shall, in the case of a subdivision, combination or reclassification become effective retroactively immediately after the record date thereof. If, as a result of an adjustment made pursuant to this Section 4.6, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive two or more types of securities, the General Partner of the Partnership shall in good faith determine the allocation of the adjusted Exercise Price between or among such different types of securities or interests of the Partnership.

                  (b) In the event the Partnership after the date hereof shall distribute to all the holders of Units any distribution (other than a cash distribution) or any evidence of indebtedness or any assets in respect of the Units, or rights to subscribe or purchase Units at a price per Unit less than the current market price per Unit (as defined in Section 4.6(e) of this Agreement) at the record date referenced below, then, and thereafter successively upon each such distribution, the Exercise Price in effect immediately prior to such distribution shall forthwith be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to such distribution by a fraction the numerator of which shall be the current market price per Unit (as defined in Section 4.6(e) of this Agreement) at the record date referenced below, less the fair market value (as determined in good faith by the General Partner of the Partnership) of the portion of such evidences of indebtedness or such assets so distributed, or of such subscription or purchase rights, applicable to one Unit and the denominator of which shall be such current market price per Unit. An adjustment made pursuant to Section 4.6(b) shall become effective retroactively immediately after the record date for the determination of Limited Partners entitled to receive such distribution.

                  (c) After each adjustment of the Exercise Price pursuant to Sections 4.6(a) and 4.6(b), the total number of Units or fractional part thereof purchasable upon the exercise of each Warrant shall be proportionately adjusted to the product obtained by multiplying the number of Units purchasable upon exercise of each Warrant by a fraction, (i) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and (ii) the denominator of which shall be the Exercise Price immediately following the adjustment.

                  (d) The certificate of any independent firm of public accountants of recognized national standing selected by the General Partner of the Partnership shall be conclusive evidence of the correctness of any computations under Sections 4.6(a) and 4.6(b) of this Agreement.

                  (e) For the purposes of Sections 4.3, 4.6(a) and 4.6(b) of this Agreement, the current market price per Unit as of any date of determination shall be deemed to be the last reported sale price for a single Unit for which a sale is officially recorded on the transfer books of the Partnership or, if there is no prior reported sale, the per Unit book value of the Partnership as determined in good faith by the General Partner.

                  (f) No adjustment of the Exercise Price shall be required under Sections 4.6(a) and 4.6(b) of this Agreement if the amount of such adjustment is less than 1%; provided, however, that any adjustments that by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment. If the Partnership shall take a record of Limited Partners for the purpose of entitling them to receive any distribution and thereafter and before the distribution to Limited Partners of any such distribution, legally abandon its plan to pay or deliver such distribution, then no adjustment of the Exercise Price shall be required by reason of the taking of such record. All calculations under this Section 4.6 shall be made to the nearest cent or to the nearest one-hundredth of a Unit, as the case may be.

                  (g) Whenever the Exercise Price is adjusted pursuant to this Section 4.6, the Partnership shall cause to be mailed, first class, postage prepaid to the registered Holders of the Warrants at their last addressees as they appear on the registry books of the Partnership a notice (i) summarizing (a) the events requiring the adjustment and (b) the method by which such adjustment was calculated and (ii) specifying the Exercise Price and the number or kind or class of securities or interests purchasable upon exercise of the Warrants after giving effect to such adjustment.

                  (h) In the event that at any time, as a result of an adjustment made pursuant to Section 4.6(a) of this Agreement, securities or interests of the Partnership other than Units are issuable upon exercise of the Warrants, thereafter the number of such other securities or interests of the Partnership so issuable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Units contained in this Section 4.6, and all other provisions of this Agreement with respect to Units shall apply on like terms to any such other securities or interests. Subject to the foregoing, and unless the context requires otherwise, all references to Units in this Agreement and in the Warrant Certificates shall, in the event of an adjustment pursuant to this Section 4.6, be deemed to refer also to any other securities or property then issuable upon exercise of the Warrants as a result of such adjustments.

         SECTION 4.7 NOTICE OF CERTAIN CORPORATE ACTION.

                  In case:

                  (a) the Partnership shall declare a distribution on the Units payable otherwise than exclusively in cash; or

                  (b) the Partnership shall authorize the granting to the Limited Partners of rights, options or warrants to subscribe for or purchase any securities or interest of any kind or class or of any other rights; or

                  (c) of any reclassification of the Units of the Partnership (other than a merger which is effected solely to change the jurisdiction of the Partnership), or of any consolidation or merger to which the Partnership is a party and for which approval of any Limited Partners of the Partnership is required, or of the sale or transfer of all or substantially all of the assets of the Partnership; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Partnership;


         then the Partnership shall, if notice of such event is sent to the Limited Partners generally, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Warrant Register, on or prior to the date information regarding such corporate action is sent to the Limited Partners generally, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the Limited Partners of record to be entitled to such distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, transfer, dissolution, liquidation or winding up (or amendment thereto) is expected to become effective, and the date as of which it is expected that the Limited Partners shall be entitled to exchange their Units for securities, cash or other property deliverable upon such reclassification, consolidation, merger, transfer, dissolution, liquidation or winding up.

         SECTION 4.8 PARTNERSHIP AGREEMENT TO PROVIDE FOR ISSUANCE OF UNITS.

         The Partnership shall, at all times during the Exercise Period, maintain in the Partnership Agreement a provision for the issuance of the maximum number of Units that are issuable to the Holders upon the exercise of the Warrants that are outstanding at any time.

         SECTION 4.9 TAXES ON EXERCISES.

         The Partnership shall pay any and all taxes that may be payable in respect of the issue or delivery of Units on exercise of Warrants pursuant hereto. The Partnership shall not, however, be required to pay any tax which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issue and delivery of Units in name other than that of the Holder of the Warrant or Warrants to be exercised, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Partnership the amount of any such taxes or has established to the satisfaction of the Partnership that such tax has been paid.

         SECTION 4.10 COVENANT AS TO UNITS.

         The Partnership covenants that all Units that may be issued upon exercise of any Warrants will, upon issue and payment of the Exercise Price therefor, be valid units of limited partnership interests in the Partnership and free and clear from all taxes, liens, charges, security interests, encumbrances and other restrictions created by or through the Partnership.

         SECTION 4.11 PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR SALE OF ASSETS.

         In case of any consolidation of the Partnership with, or merger of the Partnership into, any other Person, any merger of another Person into the Partnership (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Units of the Partnership) or any sale or transfer of all or substantially all of the assets of the Partnership (each, a "Transaction"), the Person formed by such Transaction or which acquires such assets, as the case may be (the "Acquiror"), shall execute and deliver to the Holder prior to the consummation of the Transaction a warrant agreement (or supplement to this Warrant Agreement) providing that the Holder of each Warrant then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable in accordance with this Warrant Agreement, to exercise such Warrant only into the kind and amount of securities, interests, cash and other property (collectively, the "Consideration") receivable upon such Transaction by a Limited Partner into which such Warrant might have been exercised immediately prior to such Transaction assuming such Limited Partner is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a "constituent person"), or an affiliate of a constituent person. If a Holder is a Limited Partner at the time of the Transaction and the kind or amount of the Consideration receivable upon such Transaction is not the same for each Unit held immediately prior to the Transaction by Limited Partners (other than a constituent

Person or an affiliate thereof), then for purposes of this Section 4.11, the kind and amount of Consideration receivable by such Holder upon the Transaction for such Holder's Warrants shall be the kind and amount of Consideration that such Holder elected as a Limited Partner to receive for its Units in the Transaction. If such Holder fails to make an election as a Limited Partner in the Transaction, then for purposes of this Section 4.11, the kind and amount of Consideration receivable by such Holder upon the Transaction shall be deemed to be the kind and amount so receivable per Unit by a plurality of Limited Partners who fail to make an election in the Transaction. Such warrant agreement shall provide for adjustments upon the occurrence of events with respect to the Acquiror similar to the events described in Section 4.6(a) and (b) of this Agreement, which, for events subsequent to the effective date of such warrant agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 4. The above provisions of this Section
4.11 shall similarly apply to successive Transactions.

         SECTION 4.12 NO CHANGE OF WARRANT NECESSARY.

         Irrespective of any adjustment in the Exercise Price or in the number or kind of Units or other property issuable upon exercise of the Warrants, the Warrant Certificates theretofore or thereafter issued may continue to express the same Exercise Price and number and kind of Units issuable upon exercise per Warrant as are stated in the Warrant Certificates initially issued pursuant to this Agreement.

         SECTION 4.13 ENFORCEMENT OF RIGHTS.

         Notwithstanding any of the provisions of this Agreement, any Holder, without the consent of any other Holder, may enforce, and may institute and maintain any suit, action or proceeding against the Partnership to enforce, such Holder's right to exercise the Warrants evidenced by such Holder's Warrant Certificate in the manner provided in such Warrant Certificate and this Agreement.

         SECTION 4.14 AVAILABLE INFORMATION.

         The Partnership shall promptly deliver to the Holders copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Partnership is required to provide to the Limited Partners pursuant to the Partnership Agreement.

                                    ARTICLE 5

                              SPECIAL VOTING STOCK

         SECTION 5.1 PURCHASE OF SPECIAL VOTING STOCK; PAIRING

         (a) The Holder shall, at the same time it delivers its Notice of Exercise to the Partnership, deliver to the REIT a Purchase Notice, in the Form of Exhibit C hereto, together with payment in full of $.01 per share for a number of shares of Special Voting Stock equal to the number of Units to be issued by the Partnership to the Holder upon the exercise of such Warrant.

         (b) Upon receipt of such Purchase Notice, the REIT shall issue and sell to the Holder a number of shares of Special Voting Stock equal to the number of Units issued by the Partnership to the Holder upon the exercise of such Warrant.

         (c) To effect the concurrent issue of the Special Voting Stock, the Partnership shall provide the REIT with timely notice of exercise of the Warrants and the REIT and the Partnership shall make such other additional provision as they may deem necessary to ensure compliance with the Pairing Agreement (as defined below).

(d) The REIT shall issue the Special Voting Stock and the Partnership shall issue the Units in accordance with the terms of the Pairing Agreement of even date herewith among the REIT, the Holder, the Partnership, Arbor Realty LP OP, Inc., a Delaware corporation ("LP"), Arbor Realty GP OP, Inc., a Delaware corporation ("GP") (the "Pairing Agreement"), including, without limitation, the provisions of Section 3(a) thereof requiring any certificate evidencing the Units issued upon exercise of the Warrants to be printed "back-to-back" with a certificate evidencing the Special Voting Preferred and to bear a conspicuous legend (on the face thereof) referring to the restrictions on transfer set forth in such Agreement.

                                    ARTICLE 6

AMENDMENTS

         SECTION 6.1 AMENDMENT OF AGREEMENT.

         The Partnership and the REIT may, without the consent of any Holders, amend this Agreement in such manner as they shall deem appropriate to cure any ambiguity, to correct any defective or inconsistent provision or manifest mistake or error herein contained, or in any other manner that they may deem necessary or desirable and which shall not adversely affect the rights of the Holders of Warrants. This Agreement shall not otherwise be modified, supplemented or amended in any respect by the Partnership and the REIT, except with the consent in writing of the Holders of outstanding Warrants representing not less than a majority of the Warrants then outstanding; provided, however, that the consent in writing of each and every Holder shall be required for any such modification, supplement or amendment which (a) changes the Exercise Period (except to extend the expiration of the Exercise Period to a later date) or increases the Exercise Price, or (b) reduces the percentage of Holders of outstanding Warrants the consent of who is required to modify, supplement or amend this Agreement.

         Any modification, supplement or amendment pursuant to this Section 5.1 shall be binding upon all present and future Holders, whether or not they have consented to such modification, supplement or amendment, and whether or not notation of such modification, supplement or amendment is made upon any Warrant Certificate issued to such Holder.

         SECTION 6.2 RECORD DATE.

The Partnership may set a record date for purposes of determining the identity of Holders entitled to consent to any modification, supplement or amendment to this Agreement. If the Partnership does not set a record date, the record date shall be 30 days prior to the first solicitation of such consent.

                                    ARTICLE 7

MISCELLANEOUS PROVISIONS

         SECTION 7.1 COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute the same instrument.

         SECTION 7.2 GOVERNING LAW.

         THIS AGREEMENT AND THE WARRANT CERTIFICATES ISSUED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

         SECTION 7.3 DESCRIPTIVE HEADINGS.

         The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         SECTION 7.4 NOTICES.

         Any notice, request or other document permitted or required hereunder to be given to any Holder shall be sufficiently given if in writing and mailed first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Warrant Register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holders shall affect the sufficiency of such notice with respect to other Holders. Any notice required hereunder to be given to any Holder may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

         Any notice, request, waiver, consent or other document provided or permitted by this Agreement to be given to (i) the Partnership by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or sent by facsimile followed by confirmation of receipt by telephone, to the Partnership at the address or facsimile number of its principal office specified in the first paragraph of this Agreement or at any other address or facsimile number previously furnished in writing to the Holder by the Partnership.

         SECTION 7.5 MAINTENANCE OF OFFICE.

         So long as any of the Warrants remain outstanding, the Partnership shall designate and maintain in the State of New York an office or agency where Warrant Certificates may be surrendered for registration of transfer or for exchange, where Warrants may be surrendered for exercise and where notices and demands to or upon the Partnership in respect of the Warrants and this Warrant Agreement may be served, initially located at 333 Earle Ovington Boulevard, Suite 900, Uniondale, NY 11553. The Partnership may from time to time change or rescind such designation as it may deem desirable or expedient. The Partnership will give prompt written notice to the Holders of any change in the location, of such office or agency.

         The Partnership may also from time to time designate one or more other offices or agencies (in or outside the State of New York) where Warrant Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Partnership of its obligation to maintain an office or agency in the State of New York for such purposes.

         SECTION 7.6 SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Agreement by the Partnership shall bind its successors and assigns, whether so expressed or not.

         SECTION 7.7 SEPARABILITY.

         In case any provision in this Agreement or in the Warrant Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 7.8 PERSONS HAVING RIGHTS UNDER AGREEMENT.

         Nothing in this Agreement or in the Warrant Certificates, expressed or implied, is intended, or shall be construed, to give any Person, other than the parties hereto and their successors hereunder, and the Holders of Warrants, any benefit, right, remedy or claim under or by reason of this Agreement.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the Partnership, the REIT and the Holder have caused this Agreement to be executed by their duly authorized officers as of the date set forth below.

                                            ARBOR REALTY LIMITED PARTNERSHIP

                                            By: Arbor Realty GPOP, Inc.,
                                                   its general partner

                                            By: /s/ Frederick C. Herbst
                                                --------------------------
                                                Frederick C. Herbst
                                                Secretary and Treasurer

Witness: Dated: July 1, 2003

By: /s/ Tymour Okasha
    --------------------
Name: Tymour Okasha

                                            ARBOR REALTY TRUST, INC.

                                            By: /s/ Frederick C. Herbst
                                                --------------------------
                                                Frederick C. Herbst
                                                Chief Financial Officer

Witness: Dated: July 1, 2003

By: Tymour Okasha
    --------------------
Name: Tymour Okasha

                                            ARBOR COMMERCIAL MORTGAGE, LLC

                                            By: /s/ Frederick C. Herbst
                                                -------------------------
                                                Frederick C. Herbst
                                                Chief Financial Officer

Witness: Dated: July 1, 2003

By: /s/ Tymour Okasha
    ---------------------------
Name: Tymour Okasha

                                    EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

                Certificate Number                      629,345 Warrants

                VOID AND EXPIRED AFTER 5:00 p.m. on July 1, 2005

                              WARRANTS TO PURCHASE

                 629,345 UNITS OF LIMITED PARTNERSHIP INTERESTS

                        ARBOR REALTY LIMITED PARTNERSHIP

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED(1) (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THE SECURITIES EVIDENCED HEREBY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER ANY SECURITY EVIDENCED HEREBY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF (X) THE ORIGINAL ISSUE DATE HEREOF AND (Y) THE LAST DATE ON WHICH THE PARTNERSHIP OR ANY AFFILIATED PERSON OF THE PARTNERSHIP WAS THE OWNER OF SUCH SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE PARTNERSHIP, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS SUCH TERM IS DEFINED IN, AND IN COMPLIANCE WITH, RULE 144A PROMULGATED UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN

-------------------------

(1) Paragraph to be included in a Warrant Certificate representing Transfer Restricted Warrants.

INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(2), (3), (7) OR (8) OF RULE 501 PROMULGATED UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) TO AN INDIVIDUAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(4), (5) OR (6) OF RULE 501 PROMULGATED UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE PARTNERSHIP'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         THE UNITS ISSUED UPON EXERCISE OF THIS WARRANT ARE REQUIRED TO BE ISSUED BY THE PARTNERSHIP IN THE FORM OF A CERTIFICATE PAIRED AND PRINTED BACK TO BACK WITH A CERTIFICATE ISSUED BY ARBOR REALTY TRUST, INC. (THE "REIT") EVIDENCING AN EQUAL NUMBER OF SHARES OF SPECIAL VOTING PREFERRED STOCK OF THE REIT IN ACCORDANCE WITH, AND SUBJECT TO THE TERMS OF, THE PAIRING AGREEMENT (AS DEFINED ON THE REVERSE SIDE HEREOF).

         This Warrant Certificate certifies that Arbor Commercial Mortgage, LLC, or registered assigns, is the Holder of 629,345 Warrants (the "Warrants") to purchase units of limited partnership interests (the "Unit"), of Arbor Realty Limited Partnership, a Delaware limited partnership (the "Partnership"). Each Warrant entitles the Holder, at any time on any Business Day during the Exercise Period (as defined in the Warrant Agreement), to purchase from the Partnership one Unit of the Partnership at an Exercise Price of $15.00 per Unit (as such Exercise Price may be amended in accordance with this Warrant Certificate or the Warrant Agreement) upon surrender of this Warrant Certificate and payment of the Exercise Price at any office or agency maintained for that purpose by the Partnership.

         Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on the Expiration Date shall thereafter be null and void.


         THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

         Reference is hereby made to the further provisions of this Warrant Certificate on the reverse hereof, which provisions shall for all purposes have the same effect as though fully set forth at this place.

         IN WITNESS WHEREOF, the Partnership has caused this Warrant certificate to be duly executed and a facsimile of its corporate seal to be imprinted thereon.

                                            Dated:  July 1, 2003

                                            ARBOR REALTY LIMITED PARTNERSHIP

                                            By: ________________________________

                                            Name:

                                            Title:

                                 [Reverse Side]

         The Warrants represented by this Warrant Certificate are part of a duly authorized issue of Warrants of Arbor Realty Limited Partnership (the "Partnership") expiring 5:00 p.m., New York City time, on the Expiration Date. The Warrants represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), by and between the Partnership, the REIT and the holder hereof, which Warrant Agreement and any amendments thereto are hereby incorporated by reference in and made a part of this instrument, and to which reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Partnership, the REIT and the Holders of Warrants. A copy of the Warrant Agreement may be obtained from the Partnership at 333 Earle Ovington Boulevard, Suite 900, Uniondale, New York 11553, by a written request from the Holder hereof or which may be inspected by any Holder or such Holder's agent at the principal office of the Partnership. Subject to and upon compliance with the provisions of the Warrant Agreement, each Warrant entitles the Holder, at any time on any Business Day during the Exercise Period to purchase from the Partnership one Unit, (or such other number of Units if an adjustment has been made as provided in the Warrant Agreement), of the Partnership at an Exercise Price of $15.00 per Unit (or at the current adjusted Exercise Price if an adjustment has been made as provided in the Warrant Agreement). The Warrants may be exercised upon the presentation and surrender of this Warrant Certificate to the Partnership at its office or agency maintained for that purpose, with the form of Notice of Exercise set forth hereon duly completed and executed, accompanied by payment of the Exercise Price for each such Warrant exercised and any other amounts required to be paid, as provided in the Warrant Agreement. The Exercise Price shall be payable (i) by cash or certified or official bank check, (ii) by surrendering additional Warrants or Units for cancellation to the extent that the Partnership may lawfully accept Units in the Partnership, or (iii) by such other means as is acceptable to the Partnership in the lawful currency of the United States of America which as of the time of payment is legal tender for payment of public or private debts. The value per Unit surrendered in accordance with this provision equals the current market price per Unit as defined in the Warrant Agreement as of the business day next preceding the date the Warrant is surrendered for exercise and the value of this Warrant being equal to the difference between such current market price and the Exercise Price. The Exercise Price and the number and kind of securities or other property issuable upon exercise of each Warrant is subject to adjustment as provided in the Warrant Agreement.

         Within five Business Days of the later of (i) the Partnership's receipt of the Notice of Exercise together with payment of the purchase price for the Units and (ii) the REIT's receipt of the Purchase Notice together with payment of the purchase price for the Special Voting Stock to be paired with the Units to be issued upon such exercise, the Partnership shall issue and deliver, or cause to be delivered, to the Holder, a certificate or certificates evidencing the number of full Units to which such Holder is entitled, paired with a certificate representing an equal number of shares of Special Voting Stock in accordance with the Pairing Agreement dated as of July 1,

2003, among the REIT, the Partnership, Arbor Realty LP OP, Inc., a Delaware corporation and Arbor Realty GP OP, Inc., registered in such name or names as may be directed by such Holder pursuant to the Notice of Exercise set forth on this Warrant Certificate. No fractional Units will be issued upon exercise of any Warrant, but instead of any fractional interest, the Partnership shall pay to the Holder a cash adjustment as provided in the Warrant Agreement.

         In the case of the exercise of less than all the Warrants represented hereby, this Warrant Certificate shall be canceled upon the surrender hereof and a new Warrant Certificate or Warrant Certificates shall be issued and delivered for the balance of such Warrants represented hereby.

         Prior to the exercise of any Warrant represented hereby, the Holder shall not be entitled to any rights of a Limited Partner of the Partnership by reason of such Person being a Holder, including, without limitation, the right to vote or to receive distributions, and shall not be entitled to receive any notice of any proceedings of the Partnership, except as provided in the Warrant Agreement.

         The Warrant Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Partnership and the rights of the Holders of Warrants under the Warrant Agreement at any time by the Partnership with the consent of the Holders of at least a majority of the Warrants at the time outstanding. Any such consent shall be conclusive and binding upon the Holder of this Warrant Certificate and upon all future Holders of any Warrant Certificate issued upon the registration of transfer of the Warrants evidenced hereby, or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made thereon. Notwithstanding the immediately preceding sentence, the Warrant Agreement provides that the consent in writing of each and every Holder shall be required for any such modification, supplement or amendment which (a) changes the Exercise Period (except to extend the expiration of the Exercise Period to a later date) or increases the Exercise Price or (b) reduces the percentage of Holders of outstanding Warrants the consent of who is required to modify, supplement or amend the Warrant Agreement.

         As provided in the Warrant Agreement and subject to the limitations set forth therein, transfer of the Warrants represented by this Warrant Certificate is registrable upon surrender of this Warrant Certificate at the office or agency of the Partnership maintained for that purpose, and thereupon one or more new Warrant Certificates representing the Warrants so transferred will be issued to the designated transferee or transferees. As provided in the Warrant Agreement and subject to the limitations set forth therein, this Warrant Certificate is exchangeable for new Warrant Certificates representing a like number of Warrants, as requested by the Holder surrendering the same.

         No service charge shall be payable by a Holder for any such registration of transfer or exchange, but the Partnership shall require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Warrant Certificate for registration of transfer, the Partnership and any agent of the Partnership may treat the Person in whose name this Warrant Certificate is registered as the absolute, true and lawful owner hereof and of the Warrants represented hereby (notwithstanding any notation or ownership or other writing hereon made by any Person) for all purposes, and shall not be affected by any notice or knowledge to the contrary.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                               NOTICE OF EXERCISE

         The undersigned hereby irrevocably elects to exercise [________] of the Warrants represented by this Warrant Certificate and purchase the whole number of Units issuable and deliverable upon exercise of such Warrants, and herewith tenders payment for such Units in accordance with the terms of the Warrant Agreement. The undersigned hereby directs that the certificate or certificates for the Units issuable and deliverable upon exercise, together with any check in payment for fractional Units and any Warrant Certificate representing any unexercised Warrants represented by this Warrant Certificate, be issued in the name of and delivered to the undersigned, unless a different name is indicated below. The undersigned will pay any transfer taxes or other governmental charge payable with respect to any such Units to be issued in the name of a person other than the undersigned.

                     INSTRUCTIONS FOR REGISTRATION OF UNITS

                           (please typewrite or print)

Name: _________________________________________________________________

Address:_______________________________________________________________

Social Security or Other Taxpayer Identification Number: ______________

Dated: ____________________

Signature: ________________

Note: Signature must conform to name of Holder appearing on face hereof)

Signature must be guaranteed by a member of an accepted medallion guarantee program if Units are to be issued, or Warrant Certificate(s) are to be delivered, other than to and in the name of the Holder.

       ___________________________________

       Signature Guarantee

         Fill in for registration of Units and Warrant Certificate(s) if to be issued otherwise than to the Holder:

       _______________________________   Social Security or other

        (Name)                           Taxpayer Identification Number:

       _______________________________   _______________________________________

        (Name)

       _______________________________   _______________________________________

        Please print name and address

        (including zip code)

                                    EXHIBIT B

                              TRANSFER INSTRUCTION

                  RE: ARBOR REALTY LIMITED PARTNERSHIP WARRANTS

         Reference is made to the Warrant Agreement dated as of July 1, 2003, relating to the Warrants (the "Agreement"). This Instruction and Certification relates to Warrants held by ___________________________ (the
"Transferor/Holder"). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

                       Instruction of Transfer or Exchange

        (to be completed whether or not the Warrants to be transferred or exchanged are Transfer Restricted Warrants)

         1. The Transferor/Holder hereby instructs the Partnership to transfer or exchange one or more Definitive Warrant Certificates in accordance with Section 3.3(c) of the Agreement

         2. The Transferor/Holder has requested Definitive Warrant Certificates above and hereby further instructs the Partnership to issue such Definitive Warrant Certificates without the restrictive legends referenced in
Section 3.3(d) of the Agreement (check box if applicable): [ ]

                                  CERTIFICATION

 (to be completed for a transfer or exchange of Transfer Restricted Warrants only)

         3. In connection with the transfer or exchange requested above, the Transferor/Holder does hereby certify that (check one box):

         [ ] One or more Definitive Warrant Certificates is being obtained by the Transferor/Holder, without transfer or change in beneficial ownership (in accordance with Section 3.3(b)(ii)(1) of the Agreement); or

         [ ] one or more Definitive Warrant Certificates is being transferred pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 3.3(b)(ii)(2) of the Agreement).

         [ ] one or more Definitive Warrant Certificates is being transferred to a "qualified institutional buyer" (as defined in Rule 144A) in reliance on Rule 144A (in satisfaction of Section 3.3(b)(ii)(3) of the Agreement); or

         [ ] one or more Definitive Warrant Certificates is being obtained in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A under the Securities Act, and an opinion of counsel to the effect that such transfer complies with, and does not require registration under, the Securities Act accompanies this Instruction and Certification (in satisfaction of Section 3.3(b)(ii)(4) of the Agreement).

____________________________________________

[INSERT NAME OF TRANSFEROR/HOLDER]

         Date: ____________________                   By: ______________________

                                    EXHIBIT C

                                 PURCHASE NOTICE

                              Dated _____ __, ____

Reference is made to the Warrant Agreement dated as of July 1, 2003, relating to the Warrants (the "Agreement"). This Purchase Notice relates to Warrants held by
  ___________________________ (the "Holder"). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

(A) Concurrently with its delivery of this Purchase Notice Holder to the REIT has delivered to the Partnership its Notice of Exercise for _________ Warrants, each exercisable for one Unit along with payment for the purchase price for the Units being purchased.

(B) The Holder has included with this notice $___________ [MULTIPLY NUMBER OF WARRANTS SET FORTH ABOVE by $.01] representing the purchase price in full of ________ shares of Special Voting Stock. [THIS NUMBER MUST EQUAL THE NUMBER OF WARRANTS SET FORTH IN SECTION "(A)" ABOVE], and requests that the REIT issue such number of Special Voting Stock to the Holder.

(C) The Holder acknowledges that the certificate evidencing such Special Voting Stock shall be printed "back-to-back" with a certificate evidencing the Units issued upon exercise of the Warrants and shall bear a conspicuous legend (on the face thereof) referring to the restrictions on transfer set forth in the Pairing Agreement.

                                                            ____________________
                                                            [AUTHORIZED PERSON]